                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)

                              March 22, 1996

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 3
                    Series 155
Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-54282 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                         Sincerely,

                         Frank A. Ciccotto
                         Frank A. Ciccotto
                         Vice President

                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)

                              March 22, 1996

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 3
                    Multistate Series 55
Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-53214 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                         Sincerely,

                         Frank A. Ciccotto
                         Frank A. Ciccotto
                         Vice President